LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

COLLECTION PERIOD:           JUNE 1-30, 2003                                        PAYMENT DATE:    JUL 15 2003
DETERMINATION DATE:          JUL 09 2003                                            REPORT BRANCH:   2032
----------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                            TOTAL         CLASS A-1        CLASS A-2       CLASS A-3      CLASS A-4
----------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                         100.00%            19.20%           33.68%         17.60%        29.52%
Original Pool Balance                              250,000,000.00     48,000,000.00    84,200,000.00  44,000,000.00 73,800,000.00
Note Balance Total                                 250,000,000.00     48,000,000.00    84,200,000.00  44,000,000.00 73,800,000.00
Number of Contracts                                        14,350
Class Pass Through Rates                                                     0.990%           1.114%         1.575%        2.178%
Servicing Fee Rate                                       2.20000%
Indenture Trustee Fee                                    0.00350%
Custodian Fee                                            0.02000%
Backup Servicer Fee                                      0.02150%
Insurance Premium Fee                                    0.35000%
Class C Certificate Rate                                 5.00000%

Initial Weighted Average APR                            11.33010%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                             0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      11.33010%
Initial Weighted Average Remaining Term                     64.05
Initial Weighted Average Original Term                      67.89

----------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                           TOTAL         CLASS A-1        CLASS A-2       CLASS A-3      CLASS A-4
----------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance                                 250,000,000.00     48,000,000.00    84,200,000.00  44,000,000.00 73,800,000.00
Total Note Balance                                 250,000,000.00     48,000,000.00    84,200,000.00  44,000,000.00 73,800,000.00

EOP:
Number of Current Month Closed Contracts                      234
Number of Reopened Loans                                        -
Number of Contracts - EOP                                  14,116
Total Pool Balance  -  EOP                         243,068,682.32     41,068,681.85    84,200,000.00  44,000,000.00 73,800,000.00
Total Note Balance - EOP                           241,470,672.50     39,470,672.50    84,200,000.00  44,000,000.00 73,800,000.00

Class Collateral Pool Factors                          0.96588269        0.82230568       1.00000000     1.00000000    1.00000000

Weighted Average APR of Remaining Portfolio             11.32797%
Initial Weighted Average Monthly Dealer
 Participation Fee Rate                                  0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      11.32797%
Weighted Average Remaining Term                             63.44
Weighted Average Original Term                              67.93

Class A Applicable Percentage                          100.00000%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                   CONTRACTS
----------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
     Principal                                                         3,006,433.30
     Interest                                                          2,317,120.55
Early Payoffs:
     Principal Collected                                               3,735,390.38
     Early Payoff Excess Servicing Compensation                              436.00
     Early Payoff Principal Net of Rule of 78s Adj.                    3,734,954.38            220
     Interest                                                             36,716.28
Liquidated Receivable:
     Principal Collected                                                       0.00
     Liquidated Receivable Excess Servicing Compensation                       0.00
     Liquidated Receivable Principal Net of Rule of 78s Adj.                   0.00              0
     Interest                                                                  0.00
Cram Down Loss:
     Principal                                                                 0.00
Purchase Amount:
     Principal                                                           189,930.47             14
     Interest                                                              5,364.11
                             Total Principal                           6,931,318.15
                             Total Interest                            2,359,200.94
                             Total Principal and Interest              9,290,519.09
Recoveries                                                                     0.00
Excess Servicing Compensation                                                436.00
Late Fees & Miscellaneous Fees                                            23,433.56
Collection Account Customer Cash                                       9,314,388.65
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                         871.23
Supplemental Enhancement Account Investment Income                         1,691.67
Available Funds                                                        9,316,951.55

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          SHORTFALL / DRAW
DISTRIBUTION                                                                        DISTRIBUTION AMOUNT   DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        9,316,951.55
Monthly Dealer Participation Fee                                               2.57     9,316,948.98           0.00
Prior Unpaid Dealer Participation Fee                                          0.00     9,316,948.98
Servicing Fees:
     Current Month Servicing Fee                                         458,333.33
     Prior Period Unpaid Servicing Fee                                         0.00
     Late Fees & Miscellaneous Fees                                       23,433.56
     Excess Servicing Compensation                                           436.00
     Total Servicing Fees:                                               482,202.89     8,834,746.09           0.00
Indenture Trustee Fee                                                        729.17     8,834,016.92           0.00
Custodian Fee                                                              4,166.67     8,829,850.25           0.00
Backup Servicer Fee                                                        4,479.17     8,825,371.08           0.00
Prior Unpaid Indenture Trustee Fee                                             0.00     8,825,371.08           0.00
Prior Unpaid Custodian Fee                                                     0.00     8,825,371.08           0.00
Prior Unpaid Backup Servicing Fee                                              0.00     8,825,371.08           0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                              DISTRIBUTION AMOUNT   DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:           Current Month                          26,400.00     8,798,971.08           0.00
                                   Prior Carryover Shortfall                   0.00     8,798,971.08
Class A-2 Note Interest:           Current Month                          52,110.44     8,746,860.64           0.00
                                   Prior Carryover Shortfall                   0.00     8,746,860.64
Class A-3 Note Interest:           Current Month                          38,500.00     8,708,360.64           0.00
                                   Prior Carryover Shortfall                   0.00     8,708,360.64
Class A-4 Note Interest:           Current Month                          89,298.00     8,619,062.64           0.00
                                   Prior Carryover Shortfall                   0.00     8,619,062.64
Class A-1 Note Principal:          Current Month                       6,931,318.15     1,687,744.49           0.00
                                   Prior Carryover Shortfall                   0.00     1,687,744.49
Class A-2 Note Principal:          Current Month                               0.00     1,687,744.49           0.00
                                   Prior Carryover Shortfall                   0.00     1,687,744.49
Class A-3 Note Principal:          Current Month                               0.00     1,687,744.49           0.00
                                   Prior Carryover Shortfall                   0.00     1,687,744.49
Class A-4 Note Principal:          Current Month                               0.00     1,687,744.49           0.00
                                   Prior Carryover Shortfall                   0.00     1,687,744.49
Certificate Insurer:               Reimbursement Obligations                   0.00     1,687,744.49           0.00
                                   Premium                                49,020.03     1,638,724.46           0.00
Class C Interest Payment Amount:   Current Month                          41,666.67     1,597,057.79           0.00
                                   Prior Carryover Shortfall                   0.00     1,597,057.79           0.00
Supplemental Enhancement Account:  Reimbursement                               0.00     1,597,057.79           0.00
Expenses:                          Trust Collateral Agent                      0.00     1,597,057.79           0.00
                                   Indenture Trustee                           0.00     1,597,057.79           0.00
                                   Backup Servicer                             0.00     1,597,057.79           0.00
                                   Custodian                                   0.00     1,597,057.79           0.00
Distribution to (from) the Spread Account                              1,597,057.79             0.00
Distribution (from) the Supplemental Enhancement Account                       0.00             0.00

----------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
----------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:
     BOP Liquidated Receivable Principal Balance                               0.00
     Liquidation Principal Proceeds                                            0.00
     Principal Loss                                                            0.00
     Prior Month Cumulative Principal Loss LTD                                 0.00
     Cumulative Principal Loss LTD                                             0.00

----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          % OF TOTAL
DELINQUENCY STATUS:               # OF CONTRACTS                         AMOUNT          POOL BALANCE
Current                              11,999.00                       212,170,658.42          87.29%
1-29 Days                             2,059.00                        30,261,788.51          12.45%
30-59 Days                               56.00                           612,746.59           0.25%
60-89 Days                                2.00                            23,488.80           0.01%
90-119 Days                               0.00                                    -           0.00%
120 Days or More                          0.00                                    -           0.00%
Total                                14,116.00                       243,068,682.32         100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
----------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                      Trigger          Trigger      Event of Default    Event of
                                 Current Month       Threshold          Event          Threshold        Default
Average Delinquency Ratio            0.26175%          6.00%             NO              8.00%             NO
Cumulative Default Rate                 0.00%          2.42%             NO              2.78%             NO
Cumulative Loss Rate                    0.00%          1.21%             NO              1.53%             NO


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                   CERTIFICATE INVENTORY                                              RECOVERY INVENTORY
                                       # OF CONTRACTS     AMOUNT *                                      # OF CONTRACTS    AMOUNT *
          Prior Month Inventory             0              0.00               Prior Month Inventory              0         0.00
                    Repurchased             0              0.00                         Repurchased              0         0.00
 Adjusted Prior Month Inventory             0              0.00      Adjusted Prior Month Inventory              0         0.00
            Current Month Repos             0              0.00                 Current Month Repos              0         0.00
      Repos Actually Liquidated             0              0.00        Repos from Trust Liquidation              0         0.00
Repos Liquidated at 60+ or 150+             0              0.00           Repos Actually Liquidated              0         0.00
                  Dealer Payoff             0              0.00                       Dealer Payoff              0         0.00
               Redeemed / Cured             0              0.00                    Redeemed / Cured              0         0.00
                Purchased Repos             0              0.00                     Purchased Repos              0         0.00
        Current Month Inventory             0              0.00             Current Month Inventory              0         0.00

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                             # OF CONTRACTS           AMOUNT
Current Month Balance               0                  0.00
Cumulative Balance                  0                  0.00
Current Month Proceeds                                 0.00
Cumulative Proceeds                                    0.00
Current Month Recoveries                               0.00
Cumulative Recoveries                                  0.00

                                         RECEIVABLES LIQUIDATED AT 150 OR
                                         MORE DAYS DELINQUENT, 60 OR MORE
                                         DAYS PAST THE DATE AVAILABLE FOR                 CUMULATIVE RECEIVABLES
                                         SALE AND BY ELECTION:                            LIQUIDATED AT 150+ AND 60+:

                                               Balance            Units                    Balance            Units
Prior Month                                      0.00              0.00                      0.00             0.00
Current Trust Liquidation Balance                0.00              0.00                      0.00             0.00
Current Monthly Principal Payments               0.00
Reopened Loan Due to NSF                         0.00              0.00
Current Repurchases                              0.00              0.00
Current Recovery Sale Proceeds                   0.00              0.00
Deficiency Balance of Sold Vehicles              0.00
EOP                                              0.00              0.00                      0.00             0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
----------------------------------------------------------------------------------------------------------------------------------

SPREAD ACCOUNT RECONCILIATION
                                                                  REQUISITE AMOUNT:     5,625,000.00
Total Deposit                                             5,625,000.00
BOP Balance                                               5,625,000.00
Remaining Distribution Amount                             1,597,057.79
Investment Income                                               951.56
Current Month Draw                                                   -
EOP Balance Prior to Distribution                         7,223,009.35

Spread Account Release Amount                             1,598,009.35

EOP Balance                                               5,625,000.00

   Class A Principal Payment Amount                       1,598,009.35
Class C Supplemental Interest and Carryover Shortfall                -
   Class R Certificateholder Distribution                            -

CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                            10,000,000.00
BOP Balance                                              10,000,000.00
Supplemental Enhancement Account Deposit                             -
Current Month Draw                                                   -
Class C Supplemental Enhancement Amount Before Release   10,000,000.00

Supplemental Enhancement Account Release Amount                      -

EOP Balance                                              10,000,000.00

OVERCOLLATERALIZATION AMOUNT                              1,598,009.82

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                   17,223,009.82             7.09%

REQUIRED TOTAL ENHANCEMENT AMOUNT                        26,737,555.06            11.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:


------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                   CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
UP TO MONTH       TRIGGER EVENT           EVENT OF DEFAULT         UP TO MONTH           TRIGGER EVENT        EVENT OF DEFAULT
        3             1.21%                    1.53%                    3                    2.42%                 2.78%
        6             2.42%                    2.79%                    6                    4.84%                 5.08%
        9             3.03%                    3.56%                    9                    5.75%                 6.47%
       12             4.84%                    5.08%                   12                    9.08%                 9.23%
       15             5.50%                    5.77%                   15                    10.45%                10.50%
       18             6.60%                    6.92%                   18                    13.20%                12.59%
       21             7.20%                    8.08%                   21                    13.85%                14.69%
       24             7.98%                    8.77%                   24                    14.50%                15.94%
       27             8.49%                    9.47%                   27                    15.44%                17.21%
       30             9.26%                    10.15%                  30                    16.83%                18.46%
       33             9.77%                    10.85%                  33                    17.77%                19.73%
       36            10.29%                    11.31%                  36                    18.70%                20.57%
       39            10.55%                    11.54%                  39                    19.18%                20.98%
       42            10.80%                    12.00%                  42                    19.64%                21.82%
       45            10.80%                    12.00%                  45                    19.64%                21.82%
       48            10.80%                    12.00%                  48                    19.64%                21.82%
       51            10.80%                    12.00%                  51                    19.64%                21.82%
       54            10.80%                    12.00%                  54                    19.64%                21.82%
       57            10.80%                    12.00%                  57                    19.64%                21.82%
       60            10.80%                    12.00%                  60                    19.64%                21.82%
       63            10.80%                    12.00%                  63                    19.64%                21.82%
       66            10.80%                    12.00%                  66                    19.64%                21.82%
       69            10.80%                    12.00%                  69                    19.64%                21.82%
       72            10.80%                    12.00%                  72                    19.64%                21.82%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
------------------------------------------------------------------------------
Up to Month               Trigger Event                 Event of Default
                              12                   6.00%                8.00%
                              24                   7.00%                9.00%
                              72                   8.00%               10.00%
------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of June 30, 2003 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 2003.



/s/ Marie E. Persichetti
---------------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
---------------------------------------
Maureen E. Morley
Vice President and Controller